UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2023

LESAKA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr.
Jan Smuts Avenue and Bolton Road
 Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	LSAK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Alex M.R. Smith as Chief Accounting Officer

On January 17, 2023, Lesaka Technologies, Inc. (the "Company") announced that Alex M.R. Smith will resign from his position as Chief Accounting Officer of the Company, effective as of March 1, 2023.

On January 17, 2023, the Company issued a press release announcing Mr. Smith's resignation, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 11, 2023, the Company and its wholly owned subsidiary, Lesaka Technologies (Pty) Ltd, each entered into Mutual Separation Agreements with Mr. Smith (the "Separation Agreements"). The Separation Agreements provide for certain payments and other benefits to Mr. Smith, including without limitation, the following: (a) on-going base salary payments during the notice period to March 1, 2023, less applicable withholdings and deductions; (b) the payment of all outstanding leave as of March 1, 2023; (c) an ex-gratia payment of six times his monthly salary; (d) the removal of the on-going employment condition in Mr. Smith's existing stock option award agreement; and (e) the removal of the on-going employment condition in Mr. Smith's existing restricted stock award agreements, however, the awards will continue to vest in accordance with the vesting terms included in the existing restricted stock award agreements, which in certain instances include specific performance conditions. In addition, the Separation Agreement includes a reciprocal general release and waiver of claims related to Mr. Smith's employment with the Company.

The foregoing descriptions of the Separation Agreements is qualified in its entirety by reference to the text of such agreements, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 17, 2023, the Company issued a press release announcing the resignation of Mr. Smith as Chief Accounting Officer as described in Item 5.02 above. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
10.1	Mutual Separation Agreement, dated January 11, 2023, by and between the Lesaka Technologies, Inc. and Alex M.R. Smith
10.2	Mutual Separation Agreement, dated January 11, 2023, by and between the Lesaka Technologies (Pty) Ltd and Alex M.R. Smith
99.1	Press Release, dated January 17, 2023, issued by the Company
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESAKA TECHNOLOGIES, INC.

Date: January 17, 2023	By:	/s/ Naeem E. Kola
	Name:	Naeem E. Kola
	Title:	Group Chief Financial Officer